EXHIBIT 32.1

                  CERTIFICATION PURSUANT TO RULE 13a-14(b) and
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the filing by Wincroft, Inc. (the "Company") of the Annual Report on Form 10-KSB for the period ending March 31, 2006 (the "Report"), I, Danny Wettreich, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and
          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                                        /s/ Danny Wettreich
                                                        -----------------------
                                                        Danny Wettreich
                                                        Chief Executive Officer


Dated: June 27, 2006